                                                                       EXHIBIT 3


No. of Company

198703584-K


                        The Companies Act (Chapter 185)


                        ================================

                        PUBLIC COMPANY LIMITED BY SHARES

                        ================================


                                   MEMORANDUM


                                      AND


                          NEW ARTICLES OF ASSOCIATION


                                       OF


                   CHARTERED SEMICONDUCTOR MANUFACTURING LTD

           (Adopted by Special Resolution passed on 14 October 1999)





                     Lodged in the Office of the Registrar
                            of Companies, Singapore

                               THE COMPANIES ACT                         FORM
                                  (CHAPTER 50)
                                 SECTION 73(7)                           29



                 CERTIFICATE OF LODGMENT OF ORDER OF HIGH COURT
                     CONFIRMING REDUCTION OF SHARE CAPITAL


NAME OF COMPANY   :   CHARTERED SEMICONDUCTOR MANUFACTURING LTD.

COMPANY NO        :   198703584K


     This is to certify that an order of the High Court dated 29 September 1999, confirming a reduction of the share capital of the abovenamed company has this day been lodged with me.

     Given under my hand and seal on this 30 September 1999.




                                            /s/  TAN SHOOK YNG
                               ---------------------------------------------
                                            MISS TAN SHOOK YNG
                               SR ASST REGISTRAR OF COMPANIES AND BUSINESSES
                                                SINGAPORE


      [SEAL]

                     THE COMPANIES ACT
                       (CHAPTER 50)
                       SECTION 31(3)                        FORM
               CERTIFICATE OF INCORPORATION                  20
             ON CONVERSION TO A PUBLIC COMPANY

                                                                Owing to a typographical error, the
NAME OF COMPANY: CHARTERED SEMICONDUCTOR                     date of incorporation of the company
                 MANUFACTURING PTE LTD                       was wrongly stated. The date of
                                                             incorporation is 16th November, 1987 and
COMPANY NO:      198703584K                                  the amendment is hereby made as shown.
\
                                                                  Given under my hand and seal on
                                                             23 December 1995.

                                                                     /s/ KELVIN TAN HENG KIAT
                                                                       KELVIN TAN HENG KIAT
                                                          SR ASST REGISTRAR OF COMPANIES AND BUSINESSES
                                                                            SINGAPORE

     This is to certify that the abovenamed company, which was on 16 November 1987 incorporated under the Companies Act as a company limited by shares, did on 31 October 1995 convert to a public company and that the name of the company now is CHARTERED SEMICONDUCTOR MANUFACTURING LTD.

     Given under my hand and seal on 31 October 1995.



                            /s/ KELVIN TAN HENG KIAT
                              KELVIN TAN HENG KIAT
                 SR ASST REGISTRAR OF COMPANIES AND BUSINESSES
                                   SINGAPORE

                                    FORM 13
                               THE COMPANIES ACT
                                  (CHAPTER 50)
                                 SECTION 28(2)

Company No.

198703584K
----------



                   CERTIFICATE OF INCORPORATION ON CHANGE OF
                                NAME OF COMPANY

     This is to certify that CHARTERED SEMICONDUCTOR PTE LTD incorporated under the Companies Act on the 16th day November 1987 did by a special resolution resolve to change its name to CHARTERED SEMICONDUCTOR MANUFACTURING PTE LTD and that the company which is a private company limited by shares is now known by its new name with effect from the 9th day of May 1991.

Given under my hand and seal on this 9th day of May 1991.



                             /s/ PEGGY TAN SING ENG

                            MISS PEGGY TAN SING ENG
                          ASST REGISTRAR OF COMPANIES
                                   SINGAPORE

                                     FORM 9

                           THE COMPANIES ACT, CAP. 50

                                 Section 19(4).


No. of Company
03584/1987-K



                CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

     This is to certify that CHARTERED SEMICONDUCTOR PTE LTD is incorporated under the Companies Act, Cap. 50, on 16/11/1987 and that the company is a private company limited by shares.

      Given under my hand and seal on 16/11/1987



                                                  MISS JUTHIKA RAMANATHAN
                                          --------------------------------------
                                               Asst. Registrar of Companies &
                                                         Businesses
                                                    Republic of Singapore.

                           THE COMPANIES ACT, CAP. 50

                                   ----------

                           COMPANY LIMITED BY SHARES

                                   ----------

                           Memorandum of Association

                                       of
                  * CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                               (formerly known as
                        CHARTERED SEMICONDUCTOR PTE LTD)

                  (Incorporated in the Republic of Singapore)


--------------------------------------------------------------------------------

1. The name of Company is *CHARTERED SEMICONDUCTOR MANUFACTURING LTD (formerly known as "CHARTERED SEMICONDUCTOR PTE LTD").

2. The registered office of the Company will be situated at the Republic of Singapore.

3.    The objects for which the Company is established are:

(a) To carry on the business of manufacturing, buying, selling, maintaining, assembling, importing, exporting, distributing, handling, testing, servicing, repairing and otherwise dealing in electrical and electronic components, parts, fittings, accessories, equipment and materials of every kind and description, including but not limited to semiconductor components, parts, fittings, accessories, equipment and materials industry.

(b) To carry out research and development work (including but not limited to investigations and experimental work) of every description in relation to, but not limited to, the electrical and electronic industry and the application and use thereof and to collect, collate, prepare and distribute (by way of sale, licence, concession or otherwise) the technology thereof and information and statistics relating thereto.

(c) To carry out modification, repairs, overhaul and testing of electronics, components, parts, fittings and accessories including but not limited to semiconductor components, parts, fittings and accessories.

(d) To train personnel including but not limited to personnel for the electrical and electronic industry and to advance the skills of such persons.

     *The name of the Company was changed to Chartered Semiconductor
      Manufacturing Ltd on 31 October 1995.

(e) To manufacture, buy, sell, maintain, repair, provide technical services, alter and otherwise deal in apparatus, plant, machinery, fittings, furnishings, tools, materials, products and things of all kinds capable of being used for the purposes of the abovementioned businesses or any of them or likely to be required in relation thereto.

(f) To develop and turn to account any land acquired by or in which the Company is interested, and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, furnishing, fitting up and improving building, and by planting, paying, draining, farming, cultivating, letting on building lease or building agreement, and by advancing money to and entering into contract and arrangements of all kinds with builders, tenants and others.

(g) To purchase or otherwise acquire for investment lands, houses, theatres, buildings, plantations, and immovable property of any description or any interest therein.

(h) To purchase, establish and carry on business as general merchants, manufacturers, importers, exporters, commission agents, del credere agents, removers, packers, storers, storekeepers, factors and manufacturers of and dealers in foreign and local produce, manufactured goods, materials and general merchandise and to import, buy, prepare, manufacture, render marketable, sell, barter, exchange, pledge, charge, make advances on and otherwise deal in or turn to account, produce goods, materials and merchandise generally either in their prepared, manufactured or raw state and to undertake, carry on and execute all kinds of commercial trading and other manufacturing operations and all business whether wholesale or retail usually carried on by merchants.

(i) To buy, sell, manufacture, repair, alter, improve, exchange, let out on hire, import, export and deal in all works, plant, machinery, tools, utensils, appliances, apparatus, products, materials, substances, articles and things capable of being used in any business which this company is competent to carry on or required by any customers of or persons having dealings with the company or commonly dealt in by persons engaged in any such business or which may seem capable of being profitably dealt with in connection therewith and to manufacture, experiment with, render marketable and deal in all products of residual and by-products incidental to or obtained in any of the businesses carried on by the company.

(j) To purchase or otherwise acquire and hold and charter ships and vessels of all kinds.

(k) To purchase take on lease or in exchange hire or otherwise acquire any real or personal property licenses rights or privileges which the company may think necessary or convenient for the purposes of its business and to construct, maintain and alter any buildings or works necessary or convenient for the purposes of the company.

(l) To purchase or otherwise acquire, issue, re-issue, sell, place, and deal in shares, stocks, bonds, debentures and securities of all kinds.

(m) To apply for purchase or otherwise acquire any patents, brevets d'invention, licences, concessions and the like, conferring any exclusive or non-exclusive or limited right to use or any secret or other information as to any invention or preparation which may seem capable of being used for any of the purposes of the company or the acquisition of which may seem calculated directly or indirectly to benefit the company and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property rights or information so acquired.

(n) To erect, construct, lay down, enlarge, alter and maintain any roads, railways, tramways, sidings, bridges, reservoirs, ship building yards, shops, stores, factories, building works, plant and machinery necessary to convenient for the company's business, and to contribute to or subsidise the erection, construction and maintenance of any of the above.

(o) To borrow or raise or secure the payment of money for the purposes of or in connection with the company's business, and for the purposes of or in connection with the borrowing or raising of money by the company to become a member of any building society.

(p) To mortgage and charge the undertaking of all or any of the real and personal property and assets, present or future, and all or any of the uncalled capital for the time being of the company, and to issue at par or at premium or discount, and for such consideration and with and subject to such rights, powers, privileges and conditions as may be thought fit, debentures or debenture stock, either permanent or redeemable or repayable, and collaterally or further to secure any securities of the company by a trust deed or other assurance.

(q) To issue and deposit any securities which the company has power to issue by way of mortgage to secure any sum less than the nominal amount of such securities, and also by way of security for the performance of any contracts or obligations of the company or of its customers or other persons or corporations having dealings with the company, or in whose business or undertakings the company is interested, whether directly or indirectly.

(r)    To guarantee the obligations and contracts of customers and others.

(s) To make advances to customers and others with or without security, and upon such terms as the Company may approve.

(t) To grant pensions, allowances, gratuities and bonuses to officers, ex-officers, employees or ex-employees of the company or its predecessors in business or the dependants or connections of such persons, to establish and maintain or concur in establishing and maintaining trusts, funds or schemes (whether contributory or non-contributory) with a view to provide pensions or other benefits for any such persons as aforesaid, their dependants or connections, and to support or subscribe to any charitable funds or institutions, the support of which may, in the opinion of the directors, be calculated directly or indirectly to benefit the company or its employees, and to institute and maintain any club or other establishment or profit-sharing scheme calculated to advance the interests of company or its officers or employees.

(u) To draw, make, accept, endorse, negotiate, discount and execute promissory notes, bills of exchange and other negotiable instruments.

(v) To invest and deal with the moneys of the company not immediately required for the purposes of its business in or upon such investments or securities and in such manner as may from time to time be determined.

(w) To pay for any property or rights, acquired by the company, either in cash or fully or partly paid-up shares, with or without preferred or deferred or special rights or restrictions in respect of dividend, repayment of capital, voting or otherwise, or by any securities which the company has power to issue, or partly in one mode and partly in another, and generally on such terms as the company may determine.

(x) To accept payment for any property or rights sold or otherwise disposed of or dealt with by the company, either in cash, by instalments or otherwise, or in fully partly paid-up shares of any company or corporation, with or without deferred or preferred or special rights or restrictions in respect of dividend, repayment of capital, voting or otherwise, or in debentures or mortgage debentures or debenture stock, mortgages, or other securities of any company or corporation, or partly in one mode and partly in another, and generally on such terms as the company may determine, and to hold, dispose of or otherwise deal with any shares, stock or securities so acquired.

(y) To enter into any partnership or joint-purpose arrangement or arrangement for sharing profits, union of interests or co-operation with any company, firm or person carrying on or proposing to carry on any business within the objects of this company, and to acquire and hold, sell, deal with or dispose of shares, stock or securities of any such company, and to guarantee the contracts or liabilities of, or the payment of the dividends, interests or capital of any shares, stock or securities of and to subsidise or otherwise assist any such company.

(z)   To make donations for patriotic or for charitable purposes.

(aa) To transact any lawful business in aid of the Republic of Singapore in the prosecution of any war in which the Republic of Singapore is engaged.

(bb) To establish or promote or concur in establishing or promoting any other company whose objects shall include the acquisition and taking over of all or any of the assets and liabilities of this company or the promotion of which shall be any manner calculated to advance directly or indirectly the objects or interests of this company, and to acquire and hold or dispose of shares, stocks or securities of and guarantee the payment of the dividends, interest or capital of any shares, stock or securities issued by or any other obligations of any such company.

(cc) To purchase or otherwise acquire and undertake all or any part of the business, property, assets, liabilities and transactions of any person, firm or company carrying on any business which this company is authorised to carry on.

(dd) To sell, improve, manage, develop, turn to account, exchange, let on rent, royalty, share of profits or otherwise, grant licences, easements and other rights in or over, and in any other manner deal with or dispose of the undertaking and all or any of the property and assets for the time being of the company for such consideration as the company may think fit.

(ee) To amalgamate with any other company whose objects are or include objects similar to those of this company, whether by sale or purchase (for fully or partly paid-up shares or otherwise) of the undertaking, subject to the liabilities of this or any such other company as aforesaid, with or without winding up, or by sale or purchase (for fully or partly paid-up shares or otherwise) of all or a controlling interest in the shares or stock of this or any such other company as aforesaid, or by partnership, or any arrangement of the nature of partnership, or in any other manner.

(ff) To distribute among the members in specie any property of the company, or any proceeds of sale or disposal of any property of the company, but so that no distribution amount to a reduction of capital be made except with the sanction (if any) for the time being required by law.

(gg) To do all or any of the above things in any part of the world, and either as principals, agents, trustees, contractors or otherwise, and either alone or in conjunction with others, and either by or through agents, trustees, sub-contractors or otherwise.

(hh) To do all such things as are incidental or conducive to the above objects or any of them.

      AND IT IS HEREBY declare that the word "company", save when used in reference to this company in this clause shall be deemed to include any partnership or other body of persons, whether incorporated or not incorporated, whether domiciled in Singapore or elsewhere. None of the sub-clauses of this clause or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, the intention being that the objects specified in each sub-clause of this clause shall, except where otherwise expressed in such clause, be independent main objects and shall be in no wise limited or restricted by reference to or interference from the terms of any other sub-clause or the name of the company, but the company shall have full power to exercise all or any of the powers conferred by any part of the world and notwithstanding that the business undertaking, property or act proposed to be transacted, acquired, dealt with or performed does not fall within the objects of the first sub-clause of this clause.

4.    The liability of the members is limited.

5. The authorised capital of the Company is $34,856,000/-*#@ divided into 11,400,000#@ Preferred Shares of $2.20 each and 20,000,000**#@ Ordinary Shares of 48.88 cents each, and the Company shall have power to increase or reduce the capital to consolidate or subdivide the shares into shares of larger or smaller amounts, and to issue all or any part of the original or any additional capital as fully paid or partly paid shares and with any special or preferential rights or privileges or subject to any special terms or conditions, and either with or without any special designation, and also from time to time alter, modify, commute, abrogate or deal with any such rights, privileges, terms, conditions or designations in accordance with the regulations for the time being of the Company.

                         -----------------------------

*     By an Ordinary Resolution passed:-

      (i) on 23 December 1991, the authorised share capital of the Company was increased to S$100,000,000.28 by the creation of 133,273,323 new Ordinary Shares of $0.4888 each; and

      (ii) on 13 March 1992, the authorised share capital of the Company was increased to S$200,000,000.09 by the creation of 204,582,651 new Ordinary Shares of S$0.4888 each.

**    By an Ordinary Resolution passed:-

      (i) on 23 December 1991, 133,273,323 new Ordinary Shares of S$0.4888 each were created, thereby increasing the number of Ordinary Shares to 153,273,323 Ordinary Shares of S$0.4888 each; and

      (ii) on 13 March 1992, 204,582,651 new Ordinary Shares of S$0.4888 each were created, thereby increasing the number of Ordinary Shares to 357,855,974 Ordinary Shares of S$0.4888 each.

#     By a Special Resolution passed on 31 January 1994:-

      (i) 8,197,853 issued Preferred Shares of $2.20 each were subdivided and converted into 36,897,047 Ordinary Shares of 48.88 cents each and one Ordinary Share of 2.63 cents;

      (ii) the authorised share capital of the Company was increased to $200,000,000.5525 by the creation of one Ordinary Share of 46.25 cents;

      (iii) the one Ordinary Share of 46.25 cents was issued and consolidated with the one Ordinary Share of 2.63 cents to create one Ordinary Share of 48.88 cents;

      (iv)  3,202,147 unissued Preferred Shares of $2.20 each were cancelled;
            and

      (v) the authorised share capital of the Company was increased to $800,000,000.4256 divided into 1,636,661,212 Ordinary Shares of
            48.88 cents each, by the creation of 1,241,908,190 Ordinary Shares of 48.88 cents each.

@    By a Special Resolution passed on 14 October 1999:

     (i)    all unissued "A" and "B" shares were cancelled;

     (ii) all the special rights or privileges attached to the "B" Shares were abrogated, cancelled and rescinded;

     (iii) all the existing "A" and existing "B" were redesignated as ordinary shares of $0.4888 each in the capital of the Company;

     (iv) each of the existing ordinary shares of $0.4888 each in the capital of the Company was sub-divided into 1.88 ordinary shares of $0.26 each; and

     (v) the authorised share capital of the Company was increased to $800,000,000.540.

     We, the several persons whose names, addresses and descriptions are hereunto subscribed, are desirous of being formed into a Company in pursuance of this Memorandum of Association, and we respectively agree to take the number of shares in the Capital of the Company set opposite to our respective names.

--------------------------------------------------------------------------------
                                                                Number of Shares
Names, Addresses and Descriptions of Subscribers                 taken by each
                                                                   Subscriber.
--------------------------------------------------------------------------------

/s/ LIM MING SEONG                                                   ONE

Lim Ming Seong                                                     One (1)
69 Chartwell Road                                                  Preferred
Singapore 1955                                                     Share

Group Managing Director



/s/ TOH KIM HUAT                                                     ONE

Toh Kim Huat                                                       One (1)
17A Dunbar Walk                                                    Ordinary
Singapore 1544                                                     Share

General Manager


--------------------------------------------------------------------------------

          Total number of shares taken .........................   Two (2)

--------------------------------------------------------------------------------

Dated this 13th day of November, 1987

Witness to the above signatures:

                                     /s/ TAN BAR TIEN

                                     TAN BAR TIEN, Advocate and Solicitor
                                     B.T. TAN & COMPANY
                                     No. 10, Anson Road,
                                     #20-15, International Plaza,
                                     Singapore 0207

              ----------------------------------------------------


                           NEW ARTICLES OF ASSOCIATION

                                       OF

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                    (ADOPTED BY SPECIAL RESOLUTION PASSED ON
                               14TH OCTOBER, 1999)

              ----------------------------------------------------










                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

                                                                          PAGE
                                                                          ----

ARTICLES OF ASSOCIATION:-

        Preliminary                                                         1

        Share Capital                                                       2

        Issue of Shares                                                     3

        Variation of Rights                                                 3

        Alteration of Share Capital                                         4

        Shares                                                              5

        Share Certificates                                                  6

        Calls on Shares                                                     7

        Forfeiture and Lien                                                 8

        Transfer of Shares                                                  9

        Transmission of Shares                                             11

        Stock                                                              12

        General Meetings                                                   12

        Notice of General Meetings                                         12

        Proceedings at General Meetings                                    14

        Votes of Members                                                   15

        Corporations Acting by Representatives                             18

        Directors                                                          18

        Managing Director or Chief Executive Officer or President          19

        Appointment and Retirement of Directors                            20

        Alternate Directors                                                21

                                 C O N T E N T S

                                                                          PAGE
                                                                          ----

        Meetings and Proceedings of Directors                              22

        Borrowing Powers                                                   24

        General Powers of Directors                                        24

        Secretary                                                          25

        The Seal                                                           25

        Authentication of Documents                                        25

        Reserves                                                           26

        Dividends                                                          26

        Capitalisation of Profits and Reserves                             28

        Accounts                                                           28

        Auditors                                                           29

        Notices                                                            29

        Winding Up                                                         30

        Indemnity                                                          31

        Secrecy                                                            31

                          THE COMPANIES ACT, CHAPTER 50

                        --------------------------------


                        PUBLIC COMPANY LIMITED BY SHARES

                        --------------------------------


                             ARTICLES OF ASSOCIATION

                                       of

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD
          (Adopted by Special Resolution passed on 14th October, 1999)


     ----------------------------------------------------------------------


                                   PRELIMINARY


1.      The regulations in Table A in the Fourth Schedule to the Companies Act,         Table "A" not to
Chapter 50 (as amended) shall not apply to the Company.                                 apply.

2.      In these presents (if not inconsistent with the subject or context) the         Interpretation.
words and expressions set out in the first column below shall bear the meanings set opposite to them respectively.

        "The Act"            The Companies Act, Chapter 50.

        "The Company"        Chartered Semiconductor Manufacturing Ltd

        "In writing"         Written or  produced  by any  substitute  for
                             writing or partly one and partly another.

        "Month"Calendar month.

        "Office" The registered office of the Company for the time being.

        "Ordinary Shares"    The  ordinary  shares  of  $0.26  each in the
                             capital of the Company.

        "Paid"               Paid or credited as paid.

        "Seal"               The Common Seal of the Company.

                                       2


        "The Statutes" The Act and every other Act for the time being in force concerning companies and affecting the Company.

        "These presents"     These  Articles of  Association  as from time
                             to time altered.

        "Year"               Calendar year.

        The expressions "Depositor", "Depository", "Depository Agent" and
"Depository Register" shall have the meanings ascribed to them respectively in the Act.

        References in these presents to "holders" of shares or a class of shares shall:-

        (a) exclude the Depository except where otherwise expressly provided in these presents or where the term "registered holders" or "registered holder" is used in these presents; and

        (b) where the context so requires, be deemed to include references to Depositors whose names are entered in the Depository Register in respect of those shares,

and "holding" and "held" shall be construed accordingly.

        The expression "Director" shall have the meaning ascribed to it in the Act and shall, where the context so requires, be deemed to include a reference to an Alternate Director.

        The expression "Secretary" shall include any person appointed by the Directors to perform any of the duties of the Secretary and where two or more persons are appointed to act as Joint Secretaries shall include any one of those persons.

        All such of the provisions of these presents as are applicable to paid-up shares shall apply to stock, and the words "share" and "shareholder" shall be construed accordingly.

        Words denoting the singular shall include the plural and vice versa.
Words denoting the masculine shall include the feminine. Words denoting persons shall include corporations.

        Subject as aforesaid any words or expression defined in the Act shall (if not inconsistent with the subject or context) bear the same meanings in these presents.

        A Special Resolution shall be effective for any purpose for which an Ordinary Resolution is expressed to be required under any provision of these presents.

                                       3


                                 SHARE CAPITAL

3.      The authorised share capital of the Company is $800,000,000.540 divided         Authorised share
into 3,076,923,079 ordinary shares of $0.26 each.                                       capital.


                                 ISSUE OF SHARES

4.      Subject to the Statutes and to these presents, no shares may be issued          Issue of Shares.
by the Directors without the prior approval of the Company in General Meeting but subject thereto and to Article 8, and to any special rights attached to any shares for the time being issued, the Directors may allot or grant options over or otherwise dispose of the same to such persons on such terms and conditions and for such consideration and at such time and subject or not to the payment of any part of the amount thereof in cash as the Directors may think fit, and any shares may be issued with such preferential, deferred, qualified or special rights, privileges or conditions as the Directors may think fit, and preference shares may be issued which are or at the option of the Company are liable to be redeemed, the terms and manner of redemption being determined by the Directors,
Provided always that:-

                (a) no shares shall be issued to transfer a controlling interest in the Company without the prior approval of the members in a General Meeting; and

                (b) no shares shall be issued at a discount except in accordance with the Statutes.

5.      (A)     In the event of preference shares being issued the total nominal        Rights of
value of issued preference shares shall not at any time exceed the total nominal        preference
value of the issued ordinary shares and preference shareholders shall have the          shareholders.
same rights as ordinary shareholders as regards receiving of notices, reports and balance sheets and attending General Meetings of the Company, and preference shareholders shall also have the right to vote at any meeting convened for the purpose of reducing the capital or winding-up or sanctioning a sale of the undertaking or where the proposal to be submitted to the meeting directly affects their rights and privileges or when the dividend on the preference shares is more than six months in arrear.

        (B) The Company has power to issue further preference capital ranking equally with, or in priority to, preference shares already issued.


                               VARIATION OF RIGHTS

6.      (A)     Whenever the share capital of the Company is divided into               Variation of
different classes of shares, the special rights attached to any class may,              rights.
subject to the provisions of the Statutes, be varied or abrogated either with the consent in writing of the holders of three-quarters in nominal value of the issued shares of the class or with the sanction of a Special Resolution passed at a separate General Meeting of the holders of the shares of the class (but not otherwise) and may be so varied or

                                       4


abrogated either whilst the Company is a going concern or during or in contemplation of a winding-up. To every such separate General Meeting all the provisions of these presents relating to General Meetings of the Company and to the proceedings thereat shall mutatis mutandis apply, except that the necessary quorum shall be two persons at least holding or representing by proxy at least one-third in nominal value of the issued shares of the class and that any holder of shares of the class present in person or by proxy may demand a poll and that every such holder shall on a poll have one vote for every share of the class held by him, Provided always that where the necessary majority for such a Special Resolution is not obtained at such General Meeting, consent in writing if obtained from the holders of three-quarters in nominal value of the issued shares of the class concerned within two months of such General Meeting shall be as valid and effectual as a Special Resolution carried at such General Meeting.
The foregoing provisions of this Article shall apply to the variation or abrogation of the special rights attached to some only of the shares of any class as if each group of shares of the class differently treated formed a separate class the special rights whereof are to be varied.

        (B)     The special rights attached to any class of shares having               Creation or
preferential rights shall not unless otherwise expressly provided by the terms          issue of further
of issue thereof be deemed to be varied by the creation or issue of further             shares with
shares ranking as regards participation in the profits or assets of the Company         special rights.
in some or all respects pari passu therewith but in no respect in priority thereto.


                           ALTERATION OF SHARE CAPITAL

7.      The Company may from time to time by Ordinary Resolution increase its           Power to
share capital by such sum to be divided into shares of such amounts as the              increase share
resolution shall prescribe.                                                             capital.

8.      (A)     The Company may by Ordinary Resolution in General Meeting give          Authority to
to the Directors a general authority, either unconditionally or subject to such         issue shares.
conditions as may be specified in the Ordinary Resolution, to issue shares
(whether by way of rights, bonus or otherwise) where, unless previously revoked or varied by the Company in General Meeting, such authority to issue shares does not continue beyond the conclusion of the Annual General Meeting of the Company next following the passing of the Ordinary Resolution or the date by which such
Annual General Meeting is required to be held, or the expiration of such other period as may be prescribed by the Statutes (whichever is the earliest).

        (B) Except so far as otherwise provided by the conditions of issue or by these presents, all new shares shall be subject to the provisions of the Statutes and of these presents with reference to allotment, payment of calls, lien, transfer, transmission, forfeiture and otherwise.

9.      The Company may by Ordinary Resolution:-                                        Power to
                                                                                        consolidate, cancel

                                       5


                (a)     consolidate and divide all or any of its share capital          and sub-divide
                        into shares of larger amount than its existing shares;          shares.

                (b) cancel any shares which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any person and diminish the amount of its capital by the amount of the shares so cancelled;

                (c) sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum of Association (subject, nevertheless, to the provisions of the Statutes), and so that the resolution whereby any share is sub-divided may determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may, as compared with the others, have any such preferred, deferred or other special rights, or be subject to any such restrictions, as the Company has power to attach to unissued or new shares;

                (d) subject to the provisions of the Statutes, convert any class of shares into any other class of shares.

10.     (A)     The Company may reduce its share capital or any capital                 Power to reduce
redemption reserve fund, share premium account or other undistributable reserve         share capital.
in any manner and with and subject to any incident authorised and consent required by law. Without prejudice to the generality of the foregoing, upon cancellation of any share purchased or otherwise acquired by the Company pursuant to these presents, the nominal amount of the issued share capital of the Company shall be diminished by the nominal amount of the share so cancelled.

        (B)     The Company may, subject to and in accordance with the Statutes,        Company may
purchase or otherwise acquire shares in the issued share capital of the Company         acquire its own
on such terms and in such manner as the Company may from time to time think fit.        issued ordinary
If required by the Statutes, any share which is so purchased or acquired by the         shares.
Company shall be deemed to be cancelled immediately on purchase or acquisition by the Company. On the cancellation of any share as aforesaid, the rights and privileges attached to that share shall expire. In any other instance, the
Company may deal with any such share which is so purchased or acquired by it in such manner as may be permitted by, and in accordance with, the Statutes.


                                     SHARES

11.     Except as required by law, no person shall be recognised by the Company         Exclusion of
as holding any share upon any trust, and the Company shall not be bound by or           equities.
compelled in any way to recognise any equitable, contingent, future or partial interest in any share, or any interest in any fractional part of a share, or
(except only as by these presents or by law otherwise provided) any other right in respect of any share, except an absolute right to the entirety thereof in the person (other than the Depository) entered in the Register of Members as the registered holder thereof or (as the case may be) person whose name is entered in the

                                       6


Depository Register in respect of that share.

12.     Without prejudice to any special rights previously conferred on the             Redeemable
holders of any shares or class of shares for the time being issued, any share in        preference
the Company may be issued with such preferred, deferred or other special rights,        shares.
or subject to such restrictions, whether as regards dividend, return of capital, voting or otherwise, as the Company may from time to time by Ordinary Resolution determine (or, in the absence of any such determination, as the Directors may determine) and subject to the provisions of the Statutes the Company may issue preference shares which are, or at the option of the Company are, liable to be redeemed.

13.     Subject to the provisions of these presents and of the Statutes relating        Unissued shares.
to authority and of any resolution of the Company in General Meeting passed pursuant thereto, all unissued shares shall be at the disposal of the Directors and they may allot (with or without conferring a right of renunciation), grant options over or otherwise dispose of them to such persons, at such times and on such terms as they think proper.

14.     The Company may exercise the powers of paying commissions conferred by          Power to pay
the Statutes to the full extent thereby permitted provided that the rate or             commission and
amount of the commissions paid or agreed to be paid shall be disclosed in the           brokerage.
manner required by the Statutes. Such commissions may be satisfied by the payment of cash or the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage as may be lawful.

15.     Subject to the terms and conditions of any application for shares, the          Renunciation of
Directors shall allot shares applied for within thirty days of the closing date         allotment.
of any such application. The Directors may, at any time after the allotment of any share but before any person has been entered in the Register of Members as the holder or (as the case may be) before that share is entered against the name of a Depositor in the Depository Register, recognise a renunciation thereof by the allottee in favour of some other person and may accord to any allottee of a share a right to effect such renunciation upon and subject to such terms and conditions as the Directors may think fit to impose.





                               SHARE CERTIFICATES

16.     Every share certificate shall be issued under the Seal and shall specify        Form of share
the number and class of shares to which it relates and the amount paid up               certificate.
thereon and shall bear the autographic or facsimile signatures of one Director and the Secretary or a second Director or some other person appointed by the
Directors. The facsimile signatures may be reproduced by mechanical, electronic or other method approved by the Directors. No certificate shall be issued representing shares of more than one class.

17.     (A)     The Company shall not be bound to register more than three              Rights and
persons as the registered holder of a share except in the case of executors or          liabilities of
administrators of the estate of a deceased member.                                      joint holders.

                                       7


        (B) In the case of a share registered jointly in the names of several persons the Company shall not be bound to issue more than one certificate therefor and delivery of a certificate to any one of the registered joint holders shall be sufficient delivery to all.

18.     Subject to the payment of all or any part of the stamp duty payable (if         Entitlement to
any) on each share certificate prior to the delivery thereof which the Directors        certificate.
in their absolute discretion may require, every person whose name is entered as a member in the Register of Members shall be entitled to receive within thirty days of the closing date of any application for shares or after the date of lodgement of a registrable transfer one certificate for all his shares of any one class or several certificates in reasonable denominations each for a part of the shares so allotted or transferred. Where such a member transfers part only of the shares comprised in a certificate or where such a member requires the
Company to cancel any certificate or certificates and issue new certificates for the purpose of subdividing his holding in a different manner the old certificate or certificates shall be cancelled and a new certificate or certificates for the balance of such shares issued in lieu thereof and such member shall pay all or any part of the stamp duty payable (if any) on each share certificate prior to the delivery thereof which the Directors in their absolute discretion may require and a maximum fee of $2 for each new certificate or such other fee as the Directors may from time to time determine.

19.     Where some only of the shares comprised in a share certificate are              Shares comprised
transferred the old certificate shall be cancelled and a new certificate for the        in certificate.
balance of such shares issued in lieu without charge.

20.     (A)     Any two or more certificates representing shares of any one             Surrender for
class held by any person whose name is entered in the Register of Members may at        cancellation of
his request be cancelled and a single new certificate for such shares issued in         certificate.
lieu without charge.

        (B) If any person whose name is entered in the Register of Members shall surrender for cancellation a share certificate representing shares held by him and request the Company to issue in lieu two or more share certificates representing such shares in such proportions as he may specify, the Directors may, if they think fit, comply with such request. Such person shall (unless such fee is waived by the Directors) pay a maximum fee of $2 for each share certificate issued in lieu of a share certificate surrendered for cancellation or such other fee as the Directors may from time to time determine.

        (C)     Subject to the provisions of the Statutes, if any share                 Replacement of
certificate shall be defaced, worn out, destroyed, lost or stolen, it may be            certificate.
renewed on such evidence being produced and a letter of indemnity (if required)
being given by the shareholder, transferee, person entitled, purchaser, member firm or member company of any Stock Exchange upon which the shares in the
Company may be listed or on behalf of its or their client or clients as the
Directors of the Company shall require, and (in case of defacement or wearing out) on delivery up of the old certificate and in any case on payment of such sum not exceeding $2 as the Directors may from time to time require together with the amount of the proper duty with which such share certificate is chargeable under any law for the time being in force relating to stamps. In the case of destruction, loss or theft, a

                                       8


shareholder or person entitled to whom such renewed certificate is given shall also bear the loss and pay to the Company all expenses incidental to the investigations by the Company of the evidence of such destruction or loss.

        (D) In the case of shares registered jointly in the names of several persons any such request may be made by any one of the registered joint holders.


                                 CALLS ON SHARES

21.     The Directors may from time to time make calls upon the members in              Calls on shares
respect of any moneys unpaid on their shares (whether on account of the nominal         and time when
value of the shares or, when permitted, by way of premium) but subject always to        made.
the terms of issue of such shares. A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be made payable by instalments.

22.     Each member shall (subject to receiving at least fourteen days' notice          Calls on shares
specifying the time or times and place of payment) pay to the Company at the            and when payable.
time or times and place so specified the amount called on his shares. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof. A call may be revoked or postponed as the Directors may determine.

23.     If a sum called in respect of a share is not paid before or on the day          Interest on
appointed for payment thereof, the person from whom the sum is due shall pay            calls.
interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate (not exceeding ten per cent. per annum) as the
Directors determine but the Directors shall be at liberty in any case or cases to waive payment of such interest wholly or in part.

24.     Any sum (whether on account of the nominal value of the share or by way         Sum due on
of premium) which by the terms of issue of a share becomes payable upon                 allotment.
allotment or at any fixed date shall for all the purposes of these presents be deemed to be a call duly made and payable on the date on which by the terms of issue the same becomes payable. In case of non-payment all the relevant provisions of these presents as to payment of interest and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

25.     No member shall be entitled to receive any dividend or vote at any              Rights of member
meeting or upon a poll, until he shall have paid all calls for the time being           suspended until
due and payable on every share held by him, whether alone or jointly with any           calls are duly
other person, together with interest and expenses (if any).                             paid.


26.     The Directors may on the issue of shares differentiate between the              Power to
holders as to the amount of calls to be paid and the times of payment.                  differentiate.

27.     The Directors may if they think fit receive from any member willing to          Payment in
advance the same all or any part of the moneys (whether on account of the               advance of calls.
nominal value of the shares or by way of premium) uncalled and unpaid upon the

                                       9


shares held by him and such payment in advance of calls shall extinguish pro tanto the liability upon the shares in respect of which it is made and upon the money so received (until and to the extent that the same would but for such advance become payable) the Company may pay interest at such rate (not exceeding eight per cent. per annum) as the member paying such sum and the Directors may agree. Capital paid on shares in advance of calls shall not while carrying interest confer a right to participate in profits.


                               FORFEITURE AND LIEN

28.     If a member fails to pay in full any call or instalment of a call on the        Notice requiring
due date for payment thereof, the Directors may at any time thereafter serve a          payment of calls.
notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued thereon and any expenses incurred by the Company by reason of such non-payment.

29.     The notice shall name a further day (not being less than fourteen days          Notice to state
from the date of service of the notice) on or before which and the place where          time and place.
the payment required by the notice is to be made, and shall state that in the event of non-payment in accordance therewith the shares on which the call has been made will be liable to be forfeited.

30.     If the requirements of any such notice as aforesaid are not complied            Forfeiture on
with, any share in respect of which such notice has been given may at any time          non-compliance
thereafter, before payment of all calls and interest and expenses due in respect        with notice.
thereof has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited share and not actually paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

31.     A share so forfeited or surrendered shall become the property of the            Sale or
Company and may be sold, re-allotted or otherwise disposed of either to the             disposition of
person who was before such forfeiture or surrender the holder thereof or                forfeited or
entitled thereto or to any other person upon such terms and in such manner as           surrendered
the Directors shall think fit and at any time before a sale, re-allotment or            shares.
disposition the forfeiture or surrender may be cancelled on such terms as the
Directors think fit. The Directors may, if necessary, authorise some person to transfer or effect the transfer of a forfeited or surrendered share to any such other person as aforesaid.

32.     A member whose shares have been forfeited or surrendered shall cease to         Rights and
be a member in respect of the shares but shall notwithstanding the forfeiture or        liabilities of
surrender remain liable to pay to the Company all moneys which at the date of           members whose
forfeiture or surrender were presently payable by him to the Company in respect         shares have been
of the shares with interest thereon at eight per cent. per annum (or such lower         forfeited or
rate as the Directors may determine) from the date of forfeiture or surrender           surrendered.
until payment and the Directors may at their absolute discretion enforce payment without any allowance for the value of the shares at that time of forfeiture or surrender or waive payment in whole or in part.

33.     The Company shall have a first and paramount lien on every share                Company's lien.

                                       10


(not being a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of such share and for all moneys as the Company may be called upon by law to pay in respect of the shares of the member or deceased member. The Directors may waive any lien which has arisen and may resolve that any share shall for some limited period be exempt wholly or partially from the provisions of this Article.

34.     The Company may sell in such manner as the Directors think fit any share        Sale of shares
on which the Company has a lien, but no sale shall be made unless some sum in           subject to lien.
respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing stating and demanding payment of the sum presently payable and giving notice of intention to sell in default shall have been given to the holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.

35.     The net proceeds of such sale after payment of the costs of such sale           Application of
shall be applied in or towards payment or satisfaction of the debts or                  proceeds of such
liabilities and any residue shall be paid to the person entitled to the shares          sale.
at the time of the sale or to his executors, administrators or assigns, as he may direct. For the purpose of giving effect to any such sale the Directors may authorise some person to transfer or effect the transfer of the shares sold to the purchaser.

36.     A statutory declaration in writing that the declarant is a Director or          Title to shares
the Secretary of the Company and that a share has been duly forfeited or                forfeited and
surrendered or sold to satisfy a lien of the Company on a date stated in the            right of
declaration shall be conclusive evidence of the facts therein stated as against         purchaser of
all persons claiming to be entitled to the share. Such declaration and the              such share.
receipt of the Company for the consideration (if any) given for the share on the sale, re-allotment or disposal thereof together (where the same be required)
with the share certificate delivered to a purchaser (or where the purchaser is a
Depositor, to the Depository) or allottee thereof shall (subject to the execution of a transfer if the same be required) constitute a good title to the share and the share shall be registered in the name of the person to whom the share is sold, re-allotted or disposed of or, where such person is a Depositor, the Company shall procure that his name be entered in the Depository Register in respect of the share so sold, re-allotted or disposed of. Such person shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, surrender, sale, re-allotment or disposal of the share.


                               TRANSFER OF SHARES

37.     All transfers of the legal title in shares may be effected by the               Form of transfer.
registered holders thereof by transfer in writing in any form acceptable to the
Directors. The instrument of transfer of any share shall be signed by or on behalf of both the transferor and the transferee and be witnessed, provided that an instrument of transfer in respect of which the transferee is the Depository shall be effective although not signed or witnessed by or on behalf of the
Depository. The

                                       11


transferor shall remain the holder of the shares concerned until the name of the transferee is entered in the Register of Members in respect thereof.

38.     The Register of Members may be closed at such times and for such period         Closing of
as the Directors may from time to time determine, provided always that such             Register of
Register shall not be closed for more than thirty days in any year.                     Members.

39.     There shall be no restriction on the transfer of fully paid up shares           Directors' right
(except where required by law) but the Directors may, in their sole discretion,         to refuse to
decline to register any transfer of shares upon which the Company has a lien and        register a
in the case of shares not fully paid up may refuse to register a transfer to a          transfer.
transferee of whom they do not approve, Provided always that in the event of the
Directors refusing to register a transfer of shares, they shall within thirty days beginning with the date on which the application for a transfer of shares was made, serve a notice in writing to the applicant stating the facts which are considered to justify the refusal as required by the Statutes.

40.     The Directors may in their sole discretion refuse to register any               When Directors
instrument of transfer of shares unless:-                                               may refuse to
                                                                                        register a transfer.

                (a) all or any part of the stamp duty (if any) payable on each share certificate and such fee not exceeding $2 as the Directors may from time to time require, is paid to the Company in respect thereof;

                (b) the instrument of transfer is deposited at the Office or at such other place (if any) as the Directors may appoint accompanied by the certificates of the shares to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer and, if the instrument of transfer is executed by some other person on his behalf, the authority of the person so to do;

                (c) the instrument of transfer is in respect of only one class of shares; and

                (d) the amount of the proper duty with which each share certificate to be issued in consequence of the registration of such transfer is chargeable under any law for the time being in force relating to stamps is tendered.

41.     If the Directors refuse to register a transfer of any shares, they shall        Notice on
within thirty days after the date on which the application for transfer was             refusal to
lodged with the Company send to the transferor and the transferee a notice in           register a
writing stating the reasons justifying the refusal to transfer and a notice of          transfer.
refusal as required by the Statutes.

42.     All instruments of transfer which are registered may be retained by the         Retention of
Company.                                                                                transfers.

                                       12


43.     There shall be paid to the Company in respect of the registration of any        Fee for
instrument of transfer or probate or letters of administration or certificate of        registration of
marriage or death or stop notice or power of attorney or other document relating        probate etc.
to or affecting the title to any shares or otherwise for making any entry in the
Register of Members affecting the title to any shares such fee not exceeding $2 as the Directors may from time to time require or prescribe.

44.     The Company shall be entitled to destroy all instruments of transfer            Destruction of
which have been registered at any time after the expiration of six years from           instrument of
the date of registration thereof and all dividend mandates and notifications of         transfer.
change of address at any time after the expiration of six years from the date of recording thereof and all share certificates which have been cancelled at any time after the expiration of six years from the date of the cancellation thereof and it shall conclusively be presumed in favour of the Company that every entry in the Register of Members purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made and every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and every share certificate so destroyed was a valid and effective certificate duly and properly cancelled and every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company; Provided always that:-

                (a) the provisions aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

                (b) nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Article;
                        and

                (c) references herein to the destruction of any document include references to the disposal thereof in any manner.


                             TRANSMISSION OF SHARES

45.     (A)     In the case of the death of a member whose name is entered in           Transmission.
the Register of Members, the survivors or survivor where the deceased was a joint holder, and the executors or administrators of the deceased where he was a sole or only surviving holder, shall be the only person(s) recognised by the
Company as having any title to his interest in the shares.

        (B) In the case of the death of a member who is a Depositor, the survivors or survivor where the deceased is a joint holder, and the executors or

                                       13


administrators of the deceased where he was a sole or only surviving holder and where such executors or administrators are entered in the Depository Register in respect of any shares of the deceased member, shall be the only person(s) recognised by the Company as having any title to his interest in the shares.

        (C) Nothing in this Article shall release the estate of a deceased holder (whether sole or joint) from any liability in respect of any share held by him.

46.     Any person becoming entitled to the legal title in a share in                   Persons becoming
consequence of the death or bankruptcy of a person whose name is entered in the         entitled to
Register of Members may (subject as hereinafter provided) upon supplying to the         shares on death
Company such evidence as the Directors may reasonably require to show his legal         or bankruptcy of
title to the share either be registered himself as holder of the share upon             member.
giving to the Company notice in writing of such desire or transfer such share to some other person. All the limitations, restrictions and provisions of these presents relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the person whose name is entered in the Register of
Members had not occurred and the notice or transfer were a transfer executed by such person.

47.     Save as otherwise provided by or in accordance with these presents, a           Rights of
person becoming entitled to a share pursuant to Article 45(A) or (B) or Article         persons entitled
46 (upon supplying to the Company such evidence as the Directors may reasonably         to shares on
require to show his title to the share) shall be entitled to the same dividends         transmission.
and other advantages as those to which he would be entitled if he were the member in respect of the share except that he shall not be entitled in respect thereof (except with the authority of the Directors) to exercise any right conferred by membership in relation to meetings of the Company until he shall have been registered as a member in the Register of Members or his name shall have been entered in the Depository Register in respect of the share.


                                      STOCK

48.     The Company may from time to time by Ordinary Resolution convert any            Power to convert
paid-up shares into stock and may from time to time by like resolution reconvert        into stock.
any stock into paid-up shares of any denomination.



49.     The holders of stock may transfer the same or any part thereof in the           Transfer of
same manner and subject to the same Articles as and subject to which the shares         stock.
from which the stock arose might previously to conversion have been transferred
(or as near thereto as circumstances admit) but no stock shall be transferable except in such units (not being greater than the nominal amount of the shares from which the stock arose) as the Directors may from time to time determine.

50.     The holders of stock shall, according to the amount of stock held by            Rights of
them, have the same rights, privileges and advantages as regards dividend,              stockholders.
return of capital, voting and other matters, as if they held the shares from which

                                       14


the stock arose; but no such privilege or advantage (except as regards participation in the profits or assets of the Company) shall be conferred by an amount of stock which would not, if existing in shares, have conferred such privilege or advantage; and no such conversion shall affect or prejudice any preference or other special privileges attached to the shares so converted.


                                GENERAL MEETINGS

51.     An Annual General Meeting shall be held once in every year, at such time        Annual General
(within a period of not more than fifteen months after the holding of the last          Meeting.
preceding Annual General Meeting) and place as may be determined by the
Directors. All other General Meetings shall be called Extraordinary General
Meetings.

52.     The Directors may whenever they think fit, and shall on requisition in          Extraordinary
accordance with the Statutes, proceed with proper expedition to convene an              General Meeting.
Extraordinary General Meeting.


                           NOTICE OF GENERAL MEETINGS

53.     Any General Meeting at which it is proposed to pass a Special Resolution        Notice of
or (save as provided by the Statutes) a resolution of which special notice has          Meetings.
been given to the Company, shall be called by twenty-one days' notice in writing at the least and an Annual General Meeting and any other Extraordinary General
Meeting by fourteen days' notice in writing at the least. The period of notice shall in each case be exclusive of the day on which it is served or deemed to be served and of the day on which the meeting is to be held and shall be given in the manner hereinafter mentioned to all members other than such as are not under the provisions of these presents entitled to receive such notices from the
Company; Provided that a General Meeting notwithstanding that it has been called by a shorter notice than that specified above shall be deemed to have been duly called if it is so agreed:-

                (a) in the case of an Annual General Meeting, by all the members entitled to attend and vote thereat; and


                (b) in the case of an Extraordinary General Meeting, by a majority in number of the members having a right to attend and vote thereat, being a majority together holding not less than 95 per cent. in nominal value of the shares giving that right;

Provided also that the accidental omission to give notice to or the non-receipt of notice by any person entitled thereto shall not invalidate the proceedings at any General Meeting. At least 14 days' notice of any General Meeting shall be given by advertisement in the daily press.

54.     (A)     Every notice calling a General Meeting shall specify the place          Contents of
and                                                                                     notice.

                                       15


the day and hour of the meeting, and there shall appear with reasonable prominence in every such notice a statement that a member entitled to attend and vote is entitled to appoint a proxy to attend and vote instead of him and that a proxy need not be a member of the Company.

        (B) In the case of an Annual General Meeting, the notice shall also specify the meeting as such.

        (C) In the case of any General Meeting at which business other than routine business is to be transacted, the notice shall specify the general nature of such business; and if any resolution is to be proposed as a Special
Resolution, the notice shall contain a statement to that effect.

55.     Routine business shall mean and include only business transacted at an          Routine business.
Annual General Meeting of the following classes, that is to say:-

                (a)     declaring dividends;

                (b) receiving and adopting the accounts, the reports of the Directors and Auditors and other documents required to be attached or annexed to the accounts;

                (c) appointing or re-appointing Directors to fill vacancies arising at the meeting on retirement whether by rotation or otherwise;

                (d) re-appointing the retiring Auditors (unless they were last appointed otherwise than by the Company in General
                        Meeting);

                (e) fixing the remuneration of the Auditors or determining the manner in which such remuneration is to be fixed;
                        and

                (f) fixing the remuneration of the Directors proposed to be paid under Article 81.



56.     Any notice of a General Meeting to consider special business shall be           Notice to state
accompanied by a statement regarding the effect of any proposed resolution on           effect of
the Company in respect of such special business.                                        special business.


                         PROCEEDINGS AT GENERAL MEETINGS

57.     The Chairman of the Board of Directors, failing whom the Deputy                 Chairman.
Chairman, shall preside as chairman at a General Meeting. If there be no such
Chairman or Deputy Chairman, or if at any meeting neither be present within 15 minutes after the time appointed for holding the meeting and willing to act, the
Directors present shall choose one of their number (or, if no Director be present or if all the Directors present decline to take the chair, the members present shall

                                       16


choose one of their number) to be chairman of the meeting.

58.     No business other than the appointment of a chairman shall be transacted        Quorum.
at any General Meeting unless a quorum is present at the time when the meeting proceeds to business. Save as herein otherwise provided, the quorum at any
General Meeting shall be two or more members holding or representing in aggregate not less than 33 1/3 per cent. of the total issued and fully paid up shares in the capital of the Company, present in person or by proxy.

59.     If within 30 minutes from the time appointed for a General Meeting (or          If quorum not
such longer interval as the chairman of the meeting may think fit to allow) a           present,
quorum is not present, the meeting, if convened on the requisition of members,          adjournment or
shall be dissolved. In any other case it shall stand adjourned to the same day          dissolution of
in the next week (or if that day is a public holiday then to the next business          meeting.
day following that public holiday) at the same time and place or such other day, time or place as the Directors may by not less than ten days' notice appoint. At the adjourned meeting any one or more members present in person or by proxy shall be a quorum.

60.     The chairman of any General Meeting at which a quorum is present may            Adjournment.
with the consent of the meeting (and shall if so directed by the meeting)
adjourn the meeting from time to time (or sine die) and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. Where a meeting is adjourned sine die, the time and place for the adjourned meeting shall be fixed by the Directors. When a meeting is adjourned for 30 days or more or sine die, not less than seven days' notice of the adjourned meeting shall be given in like manner as in the case of the original meeting.

61.     Save as hereinbefore expressly provided, it shall not be necessary to           Notice of
give any notice of an adjournment or of the business to be transacted at an             adjournment.
adjourned meeting.

62.     If an amendment shall be proposed to any resolution under consideration         Amendment to
but shall in good faith be ruled out of order by the chairman of the meeting,           resolution.
the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. In the case of a resolution duly proposed as a Special
Resolution, no amendment thereto (other than a mere clerical amendment to correct a patent error) may in any event be considered or voted upon.

63.     At any General Meeting a resolution put to the vote of the meeting shall        Method of voting.
be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by:-

                (a)     the chairman of the meeting; or

                (b) any member present in person or by proxy and entitled to vote; or

                (c) a member present in person or by proxy and representing not less than one-tenth of the total voting rights of all the

                                       17


                        members having the right to vote at the meeting; or

                (d) a member present in person or by proxy and holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid on all the shares conferring that right;

Provided always that no poll shall be demanded on the choice of a chairman or on a question of adjournment.

64.     A demand for a poll may be withdrawn only with the approval of the              Taking a poll.
meeting. Unless a poll is required a declaration by the chairman of the meeting that a resolution has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the minute book, shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded for or against such resolution. If a poll is required, it shall be taken in such manner (including the use of ballot or voting papers or tickets) as the chairman of the meeting may direct, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The chairman of the meeting may (and if so directed by the meeting shall) appoint scrutineers and may adjourn the meeting to some place and time fixed by him for the purpose of declaring the result of the poll.

65.     In the case of an equality of votes, whether on a show of hands or on a         Casting vote of
poll, the chairman of the meeting at which the show of hands takes place or at          Chairman.
which the poll is demanded shall be entitled to a casting vote.

66.     A poll demanded on any question shall be taken either immediately or at         Polls and
such subsequent time (not being more than 30 days from the date of the meeting)         continuance of
and place as the chairman may direct. No notice need be given of a poll not             business after
taken immediately. The demand for a poll shall not prevent the continuance of           demand for a
the meeting for the transaction of any business other than the question on which        poll.
the poll has been demanded.


                                VOTES OF MEMBERS

67.     Subject and without prejudice to any special privileges or restrictions         Voting rights of
as to voting for the time being attached to any special class of shares for the         members.
time being forming part of the capital of the Company each member entitled to vote may vote in person or by proxy. On a show of hands every member who is present in person and each proxy shall have one vote and on a poll, every member who is present in person or by proxy shall have one vote for every share which he holds or represents. For the purpose of determining the number of votes which a member, being a Depositor, or his proxy may cast at any General Meeting on a poll, the reference to shares held or represented shall, in relation to shares of that Depositor, be the number of shares entered against his name in the
Depository Register as at 48 hours before the time of the relevant General
Meeting as certified by the Depository to the Company.

                                       18


68.     In the case of joint holders of a share the vote of the senior who              Voting rights of
tenders a vote, whether in person or by proxy, shall be accepted to the                 joint holders.
exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register of
Members or (as the case may be) the Depository Register in respect of the share.

69.     Where in Singapore or elsewhere a receiver or other person (by whatever         Voting rights of
name called) has been appointed by any court claiming jurisdiction in that              receiver or
behalf to exercise powers with respect to the property or affairs of any member         court appointed
on the ground (however formulated) of mental disorder, the Directors may in             persons.
their absolute discretion, upon or subject to production of such evidence of the appointment as the Directors may require, permit such receiver or other person on behalf of such member to vote in person or by proxy at any General Meeting or to exercise any other right conferred by membership in relation to meetings of the Company.

70.     No member shall, unless the Directors otherwise determine, be entitled          Rights to be
in respect of shares held by him to vote at a General Meeting either personally         present and to
or by proxy or to exercise any other right conferred by membership in relation          vote.
to meetings of the Company if any call or other sum presently payable by him to the Company in respect of such shares remains unpaid.

71.     No objection shall be raised as to the admissibility of any vote except         When objection
at the meeting or adjourned meeting at which the vote objected to is or may be          to admissibility
given or tendered and every vote not disallowed at such meeting shall be valid          of votes may be
for all purposes. Any such objection shall be referred to the chairman of the           made.
meeting whose decision shall be final and conclusive.

72.     On a poll, votes may be given either personally or by proxy and a person        Voting.
entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

73.     (A) A member may appoint not more than two proxies to attend and vote at        Appointment of
the same General Meeting provided that if the member is a Depositor, the Company        proxies.
shall be entitled and bound:-

                (a) to reject any instrument of proxy lodged if the Depositor is not shown to have any shares entered against his name in the Depository Register as at 48 hours before the time of the relevant General Meeting as certified by the Depository to the Company; and

                (b) to accept as the maximum number of votes which in aggregate the proxy or proxies appointed by the Depositor is or are able to cast on a poll a number which is the number of shares entered against the name of that Depositor in the Depository Register as at 48 hours before the time of the relevant General Meeting as certified by the Depository to the Company, whether that number is greater or smaller than the number specified in any instrument of proxy executed by or on behalf of that Depositor.

                                       19


        (B)     The Company shall be entitled and bound, in determining rights          Notes and
to vote and other matters in respect of a completed instrument of proxy                 instructions.
submitted to it, to have regard to the instructions (if any) given by and the notes (if any) set out in the instrument of proxy.

        (C)     In any case where a form of proxy appoints more than one proxy,         Proportion in
the proportion of the shareholding concerned to be represented by each proxy            shareholding to
shall be specified in the form of proxy.                                                be represented
                                                                                        by proxies.

        (D)     A proxy need not be a member of the Company.                            Proxy need not
                                                                                        be a member.

74.     (A)     An instrument appointing a proxy shall be in writing in any             Instrument
usual or common form or in any other form which the Directors may approve and:-         appointing proxies.

                (a) in the case of an individual, shall be signed by the appointor or his attorney; and

                (b) in the case of a corporation, shall be either given under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation.

        (B) The signature on such instrument need not be witnessed. Where an instrument appointing a proxy is signed on behalf of the appointor by an attorney, the letter or power of attorney or a duly certified copy thereof must (failing previous registration with the Company) be lodged with the instrument of proxy pursuant to the next following Article, failing which the instrument may be treated as invalid.

75.     An instrument appointing a proxy must be left at such place or one of           Deposit of
such places (if any) as may be specified for that purpose in or by way of note          instrument of
to or in any document accompanying the notice convening the meeting (or, if no          proxy.
place is so specified, at the Office) not less than 48 hours before the time appointed for the holding of the meeting or adjourned meeting or (in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting) for the taking of the poll at which it is to be used, and in default shall not be treated as valid. The instrument shall, unless the contrary is stated thereon, be valid as well for any adjournment of the meeting as for the meeting to which it relates; Provided that an instrument of proxy relating to more than one meeting (including any adjournment thereof) having once been so delivered for the purposes of any meeting shall not be required again to be delivered for the purposes of any subsequent meeting to which it relates.

76.     An instrument appointing a proxy shall be deemed to include the right to        Rights of
demand or join in demanding a poll, to move any resolution or amendment thereto         proxies.
and to speak at the meeting.

77.     A vote cast by proxy shall not be invalidated by the previous death or          Intervening death
insanity of the principal or by the revocation of the appointment of the proxy          or insanity of
or of the authority under which the appointment was made provided that no               principal not to
                                                                                        revoke proxy.

                                       20


intimation in writing of such death, insanity or revocation shall have been received by the Company at the Office at least one hour before the commencement of the meeting or adjourned meeting or (in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting) the time appointed for the taking of the poll at which the vote is cast.


                     CORPORATIONS ACTING BY REPRESENTATIVES

78.     Any corporation which is a member of the Company may by resolution of           Corporation
its directors or other governing body authorise such person as it thinks fit to         acting by
act as its representative at any meeting of the Company or of any class of              representatives.
members of the Company. The person so authorised shall be entitled to exercise the same powers on behalf of such corporation as the corporation could exercise if it were an individual member of the Company and such corporation shall for the purposes of these presents be deemed to be present in person at any such meeting if a person so authorised is present thereat.


                                    DIRECTORS

79.     The number of Directors shall not be less than two. All Directors of the        Number and
Company shall be natural persons.                                                       characteristics
                                                                                        of Director.

80.     A Director shall not be required to hold any shares of the Company by           No shares
way of qualification. A Director who is not a member of the Company shall               qualification
nevertheless be entitled to attend and speak at General Meetings.                       for Directors.

81.     The ordinary remuneration of the Directors shall from time to time be           Remuneration of
determined by an Ordinary Resolution of the Company, shall not be increased             Directors.
except pursuant to an Ordinary Resolution passed at a General Meeting where notice of the proposed increase shall have been given in the notice convening the General Meeting and shall (unless such resolution otherwise provides) be divisible among the Directors as they may agree, or failing agreement, equally, except that any Director who shall hold office for part only of the period in respect of which such remuneration is payable shall be entitled only to rank in such division for a proportion of remuneration related to the period during which he has held office.

82.     Any Director who holds any executive office, or who serves on any               Extra
committee of the Directors, or who otherwise performs services which in the             remuneration.
opinion of the Directors are outside the scope of the ordinary duties of a
Director, may be paid such extra remuneration by way of salary, commission or otherwise as the Directors may determine.

83.     The Directors may repay to any Director all such reasonable expenses as         Expenses.
he may incur in attending and returning from meetings of the Directors or of any committee of the Directors or General Meetings or otherwise in or about the business of the Company.

84.     The Directors shall have power to pay and agree to pay pensions or              Pensions etc.

                                       21


other retirement, superannuation, death or disability benefits to (or to any person in respect of) any Director for the time being holding any executive office and for the purpose of providing any such pensions or other benefits, to contribute to any scheme or fund or to pay premiums.

85.     A Director may be party to or in any way interested in any contract or          Holding of
arrangement or transaction to which the Company is a party or in which the              office of profit
Company is in any way interested and he may hold and be remunerated in respect          and contracting
of any office or place of profit (other than the office of Auditor of the               with company.
Company or any subsidiary thereof) under the Company or any other company in which the Company is in any way interested and he (or any firm of which he is a member) may act in a professional capacity for the Company or any such other company and be remunerated therefor and in any such case as aforesaid (save as otherwise agreed) he may retain for his own absolute use and benefit all profits and advantages accruing to him thereunder or in consequence thereof.

86.     A Director who holds any office or possesses any property whereby               Declaration of
whether directly or indirectly duties or interests might be created in conflict         Director's
with his duties or interests as Director shall declare the fact and the nature,         conflict of
character and extent of the conflict at a meeting of the Directors of the               interest.
Company in accordance with the Statutes.

87.     (A)     The Directors may from time to time appoint one or more of their        Appointment to
body to be the holder of any executive office (including, where considered              be holder of
appropriate, the office of Chairman or Deputy Chairman) on such terms and for           executive office.
such period as they may (subject to the provisions of the Statutes) determine and, without prejudice to the terms of any contract entered into in any particular case, may at any time revoke any such appointment.

        (B) The appointment of any Director to the office of Chairman or Deputy Chairman or Managing or Joint Managing or Deputy or Assistant Managing
Director or Chief Executive Officer or President shall automatically determine if he ceases to be a Director but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

        (C) The appointment of any Director to any other executive office shall not automatically determine if he ceases from any cause to be a Director, unless the contract or resolution under which he holds office shall expressly state otherwise, in which event such determination shall be without prejudice to any claim for damages for breach of any contract of service between him and the Company.

88.     The Directors may entrust to and confer upon any Directors holding any          Powers of
executive office any of the powers exercisable by them as Directors upon such           executive office
terms and conditions and with such restrictions as they think fit, and either           holders.
collaterally with or to the exclusion of their own powers, and may from time to time revoke, withdraw, alter or vary all or any of such powers.


            MANAGING DIRECTOR OR CHIEF EXECUTIVE OFFICER OR PRESIDENT

                                       22


89.     The Directors may from time to time appoint one or more of their body to        Appointment of
be Managing Director or Chief Executive Officer or President of the Company and         Managing
may from time to time (subject to the provisions of any contract between him or         Director or
them and the Company) remove or dismiss him or them from office and appoint             Chief Executive
another or others in his or their place or places.                                      Officer or
                                                                                        President.

90.     A Managing Director or Chief Executive Officer or President shall not           Retirement
while he continues to hold that office be subject to retirement by rotation and         removal and
he shall not be taken into account in determining the rotation of retirement of         registration of
Directors but he shall, subject to the provisions of any contract between him           Managing
and the Company, be subject to the same provisions as to resignation and removal        Director or
as the other Directors of the Company and if he ceases to hold the office of            Chief Executive
Director from any cause he shall ipso facto and immediately cease to be a               Officer or
Managing Director or Chief Executive Officer or President.                              President.

91.     The remuneration of a Managing Director or Chief Executive Officer or           Remuneration of
President shall from time to time be fixed by the Directors and may subject to          Managing
these presents be by way of salary or commission or participation in profits or         Director or
by any or all these modes.                                                              Chief Executive
                                                                                        Officer or
                                                                                        President.

92.     A Managing Director or Chief Executive Officer or President shall at all        Powers of
times be subject to the control of the Directors but subject thereto the                Managing
Directors may from time to time entrust to and confer upon a Managing Director          Director or
or Chief Executive Officer or President for the time being such of the powers           Chief Executive
exercisable under these presents by the Directors as they may think fit and may         Officer or
confer such powers for such time and to be exercised on such terms and                  President.
conditions and with such restrictions as they think expedient and they may confer such powers either collaterally with or to the exclusion of and in substitution for all or any of the powers of the Directors in that behalf and may from time to time revoke, withdraw, alter or vary all or any of such powers.


                     APPOINTMENT AND RETIREMENT OF DIRECTORS

93.     The office of a Director shall be vacated in any of the following               Vacation of
events, namely:-                                                                        office of Director.

                (a) if he shall become prohibited by law from acting as a Director; or

                (b) if (not being a Director holding any executive office for a fixed term) he shall resign by writing under his hand left at the Office or if he shall in writing offer to resign and the Directors shall resolve to accept such offer; or

                (c) if he shall have a receiving order made against him or shall compound with his creditors generally; or

                (d) if he becomes of unsound mind or if in Singapore or elsewhere an order shall be made by any court claiming jurisdiction in that behalf on the ground (however formulated) of mental disorder for his detention or for the

                                       23


                        appointment of a guardian or for the appointment of a receiver or other person (by whatever name called) to exercise powers with respect to his property or affairs;
                        or

                (e) if he is removed by the Company in General Meeting pursuant to Article 98.

94.     At each Annual General Meeting one-third of the Directors for the time          Retirement of
being (or, if their number is not a multiple of three, the number nearest to but        Directors by
not less than one-third) shall retire from office by rotation. Provided that no         rotation.
Director holding office as Managing Director or Chief Executive Officer or
President shall be subject to retirement by rotation or be taken into account in determining the number of Directors to retire.

95.     The Directors to retire in every year shall be those subject to                 Selection of
retirement by rotation who have been longest in office since their last                 Directors to
re-election or appointment and so that as between persons who became or were            retire of
last re-elected Directors on the same day those to retire shall (unless they            rotation.
otherwise agree among themselves) be determined by lot. A retiring Director shall be eligible for re-election.

96.     The Company at the meeting at which a Director retires under any                Filling vacated
provision of these presents may by Ordinary Resolution fill the office being            office.
vacated by electing thereto the retiring Director or some other person eligible for appointment. In default the retiring Director shall be deemed to have been re-elected except in any of the following cases:-

                (a) where at such meeting it is expressly resolved not to fill such office or a resolution for the re-election of such Director is put to the meeting and lost;

                (b) where such Director has given notice in writing to the Company that he is unwilling to be re-elected;

                (c) where the default is due to the moving of a resolution in contravention of the next following Article; or

                (d) where such Director has attained any retiring age applicable to him as Director.

The retirement shall not have effect until the conclusion of the meeting except where a resolution is passed to elect some other person in the place of the retiring Director or a resolution for his re-election is put to the meeting and lost and accordingly a retiring Director who is re-elected or deemed to have been re-elected will continue in office without a break.

97.     A resolution for the appointment of two or more persons as Directors by         Appointment of
a single resolution shall not be moved at any General Meeting unless a                  Directors.
resolution that it shall be so moved has first been agreed to by the meeting without any vote being given against it; and any resolution moved in contravention of this provision shall be void.

                                       24


98.     The Company may in accordance with and subject to the provisions of the         Removal of
Statutes by Ordinary Resolution of which special notice has been given remove           Director.
any Director from office (notwithstanding any provision of these presents or of any agreement between the Company and such Director, but without prejudice to any claim he may have for damages for breach of any such agreement) and appoint another person in place of a Director so removed from office and any person so appointed shall be treated for the purpose of determining the time at which he or any other Director is to retire by rotation as if he had become a Director on the day on which the Director in whose place he is appointed was last elected a
Director. In default of such appointment the vacancy arising upon the removal of a Director from office may be filled as a casual vacancy.

99.     The Company may by Ordinary Resolution appoint any person to be a               Directors' power
Director either to fill a casual vacancy or as an additional Director. Without          to fill casual
prejudice thereto the Directors shall have power at any time so to do, but any          vacancies and
person so appointed by the Directors shall hold office only until the next              appoint
Annual General Meeting. He shall then be eligible for re-election, but shall not        additional
be taken into account in determining the number of Directors who are to retire          Directors.
by rotation at such meeting.


                               ALTERNATE DIRECTORS

100.    (A)     Any Director may at any time by writing under his hand and              Appointment of
deposited at the Office, or delivered at a meeting of the Directors, appoint any        Alternate
person (other than another Director) to be his alternate Director and may in            Director.
like manner at any time terminate such appointment. Such appointment, unless previously approved by the Directors, shall have effect only upon and subject to being so approved.

        (B) The appointment of an alternate Director shall determine on the happening of any event which if he were a Director would cause him to vacate such office or if the Director concerned (below called "his principal") ceases to be a Director.

        (C) An Alternate Director shall (except when absent from Singapore) be entitled to receive notices of meetings of the Directors and shall be entitled to attend and vote as a Director at any such meeting at which his principal is not personally present and generally at such meeting to perform all functions of his principal as a Director and for the purposes of the proceedings at such meeting the provisions of these presents shall apply as if he (instead of his principal) were a Director. If his principal is for the time being absent from Singapore or temporarily unable to act through ill health or disability, his signature to any resolution in writing of the Directors shall be as effective as the signature of his principal. To such extent as the Directors may from time to time determine in relation to any committee of the Directors, the foregoing provisions of this paragraph shall also apply mutatis mutandis to any meeting of any such committee of which his principal is a member. An Alternate
Director shall not (save as aforesaid) have power to act as a Director nor shall he be deemed to be a Director for the purposes of these presents.

        (D) An Alternate Director shall be entitled to contract and be interested

                                       25


in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified to the same extent mutatis mutandis as if he were a Director but he shall not be entitled to receive from the Company in respect of his appointment as Alternate Director any remuneration except only such part
(if any) of the remuneration otherwise payable to his principal as such principal may by notice in writing to the Company from time to time direct.


                      MEETINGS AND PROCEEDINGS OF DIRECTORS

101.    (A)     Subject to the provisions of these presents the Directors may           Meetings of
meet together for the despatch of business, adjourn and otherwise regulate their        Directors.
meetings as they think fit. At any time any Director may, and the Secretary on the requisition of a Director shall, summon a meeting of the Directors. It shall not be necessary to give notice of a meeting of Directors to any Director for the time being absent from Singapore. Any Director may waive notice of any meeting and any such waiver may be retroactive.

        (B) Directors may participate in a meeting of the Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, without a Director being in the physical presence of another Director or Directors, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

102.    The quorum necessary for the transaction of the business of the                 Quorum.
Directors may be fixed from time to time by the Directors and unless so fixed at any other number shall be two. A meeting of the Directors at which a quorum is present shall be competent to exercise all powers and discretions for the time being exercisable by the Directors.

103.    Questions arising at any meeting of the Directors shall be determined by        Casting vote of
a majority of votes. In case of an equality of votes (except where only two             chairman.
Directors are present and form the quorum or when only two Directors are competent to vote on the question in issue) the chairman of the meeting shall have a second or casting vote.

104.    A Director shall not vote in respect of any contract or arrangement or          Prohibition
any other proposal whatsoever in which he has any interest, directly or                 against voting.
indirectly. A Director shall not be counted in the quorum at a meeting in relation to any resolution on which he is debarred from voting.

105.    The continuing Directors may act notwithstanding any vacancies, but if and so long as the number of Directors is reduced below the minimum number fixed
by or in accordance with these presents the continuing Directors or Director may        Proceeding in
act for the purpose of filling up such vacancies or of summoning General                case of vacancy.
Meetings, but not for any other purpose. If there be no Directors or Director able or willing to act, then any two members may summon a General Meeting for the purpose of appointing Directors.
                                                                                        Chairman of
106.    (A)     The Directors may elect from their number a Chairman and a

                                       26


Deputy Chairman (or two or more Deputy Chairmen) and determine the period for           Directors.
which each is to hold office. If no Chairman or Deputy Chairman shall have been appointed or if at any meeting of the Directors no Chairman or Deputy Chairman shall be present within five minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

        (B)     If at any time there is more than one Deputy Chairman the right         Resolution in
in the absence of the Chairman to preside at a meeting of the Directors or of           writing.
the Company shall be determined as between the Deputy Chairmen present (if more than one) by seniority in length of appointment or otherwise as resolved by the
Directors.

107.    A resolution in writing signed by a majority in number of the Directors         Committee of
for the time being shall be as effective as a resolution duly passed at a               Directors.
meeting of the Directors and may consist of several documents in the like form, each signed by one or more Directors. The expressions "in writing" and "signed"
include approval by telefax, telex, cable or telegram by any such Director.

108.    The Directors may delegate any of their powers or discretion to                 Meetings of
committees consisting of one or more members of their body and (if thought fit)         committee.
one or more other persons co-opted as hereinafter provided. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations which may from time to time be imposed by the Directors. Any such regulations may provide for or authorise the co-option to the committee of persons other than Directors and for such co-opted members to have voting rights as members of the committee.

109. The meetings and proceedings of any such committee consisting of two or more members shall be governed mutatis mutandis by the provisions of these presents regulating the meetings and proceedings of the Directors, so far as the same are not superseded by any regulations made by the Directors under the last preceding Article.

110.    All acts done by any meeting of Directors, or of any such committee, or         Validity of act
by any person acting as a Director or as a member of any such committee, shall          of Directors in
as regards all persons dealing in good faith with the Company, notwithstanding          spite of formal
that there was defect in the appointment of any of the persons acting as                defect.
aforesaid, or that any such persons were disqualified or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director or member of the committee and had been entitled to vote.


                                BORROWING POWERS

111.    Subject as hereinafter provided and to the provisions of the Statutes,          Borrowing powers.
the Directors may exercise all the powers of the Company to borrow money, to mortgage or charge its undertaking, property and uncalled capital and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

                                       27


                           GENERAL POWERS OF DIRECTORS

112.    The business and affairs of the Company shall be managed by the                 General power of
Directors, who may exercise all such powers of the Company as are not by the            Directors to
Statutes or by these presents required to be exercised by the Company in General        manage Company's
Meeting, subject nevertheless to any regulations of these presents, to the              business.
provisions of the Statutes and to such regulations, being not inconsistent with the aforesaid regulations or provisions, as may be prescribed by Special
Resolution of the Company, but no regulation so made by the Company shall invalidate any prior act of the Directors which would have been valid if such regulation had not been made; Provided that the Directors shall not carry into effect any proposals for selling or disposing of the whole or substantially the whole of the Company's undertaking unless such proposals have been approved by the Company in General Meeting. The general powers given by this Article shall not be limited or restricted by any special authority or power given to the
Directors by any other Article.

113.    The Directors may establish any local boards or agencies for managing           Power to
any of the affairs of the Company, either in Singapore or elsewhere, and may            establish local
appoint any persons to be members of such local boards, or any managers or              boards etc.
agents, and may fix their remuneration, and may delegate to any local board, manager or agent any of the powers, authorities and discretions vested in the
Directors, with power to sub-delegate, and may authorise the members of any local boards, or any of them, to fill any vacancies therein, and to act notwithstanding vacancies, and any such appointment or delegation may be made upon such terms and subject to such conditions as the Directors may think fit, and the Directors may remove any person so appointed, and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

114.    The Directors may from time to time and at any time by power of attorney        Power to appoint
or otherwise appoint any company, firm or person or any fluctuating body of             attorney.
persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the
Directors under these presents) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him.

115.    The Company or the Directors on behalf of the Company may in exercise of        Power to keep
the powers in that behalf conferred by the Statutes cause to be kept a Branch           Branch Register.
Register or Register of Members and the Directors may (subject to the provisions of the Statutes) make and vary such regulations as they may think fit in respect of the keeping of any such Register.

116.    All cheques, promissory notes, drafts, bills of exchange, and other             Execution of
negotiable or transferable instruments, and all receipts for moneys paid to the         negotiable
Company, shall be signed, drawn, accepted, endorsed, or otherwise executed, as          instruments and
the case may be, in such manner as the Directors shall from time to time by             receipts for
                                                                                        money paid.

                                       28


resolution determine.


                                    SECRETARY

117.    The Secretary shall be appointed by the Directors on such terms and for         Appointment and
such period as they may think fit. Any Secretary so appointed may at any time be        removal of
removed from office by the Directors, but without prejudice to any claim for            Secretary.
damages for breach of any contract of service between him and the Company. If thought fit two or more persons may be appointed as Joint Secretaries. The
Directors may also appoint from time to time on such terms as they may think fit one or more Assistant Secretaries. The appointment and duties of the Secretary or Joint Secretaries shall not conflict with the Statutes and in particular
Section 171 of the Act.


                                    THE SEAL

118.    The Directors shall provide for the safe custody of the Seal which shall        Usage of Seal.
not be used without the authority of the Directors or of a committee authorised by the Directors in that behalf.

119.    Every instrument to which the Seal shall be affixed shall be signed             Seal.
autographically by one Director and the Secretary or by a second Director or some another person appointed by the Directors save that as regards any certificates for shares or debentures or other securities of the Company the
Directors may by resolution determine that such signatures or either of them shall be dispensed with or affixed by some method or system of mechanical signature or other method approved by the Directors.

120.    (A)     The Company may exercise the powers conferred by the Statutes           Official Seal.
with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

        (B)     The Company may exercise the powers conferred by the Statutes           Share Seal.
with regard to having a duplicate Seal as referred to in Section 124 of the Act which shall be a facsimile of the Seal with the addition on its face of the words "Share Seal".


                           AUTHENTICATION OF DOCUMENTS

121.    Any Director or the Secretary or any person appointed by the Directors          Power to
for the purpose shall have power to authenticate any documents affecting the            authenticate
constitution of the Company and any resolutions passed by the Company or the            documents and
Directors or any committee, and any books, records, documents and accounts              certified copies
relating to the business of the Company, and to certify copies thereof or               of resolutions
extracts therefrom as true copies or extracts; and where any books, records,            of the Company
documents or accounts are elsewhere than at the Office the local manager or             or the Directors.
other officer of the Company having the custody thereof shall be deemed to be a person appointed by the Directors as aforesaid. A document purporting to be a copy of a resolution, or

                                       29


an extract from the minutes of a meeting, of the Company or of the Directors or any committee which is certified as aforesaid shall be conclusive evidence in favour of all persons dealing with the Company upon the faith thereof that such resolution has been duly passed, or as the case may be, that any minute so extracted is a true and accurate record of proceedings at a duly constituted meeting.


                                    RESERVES

122.    The Directors may from time to time set aside out of the profits of the         Power to carry
Company and carry to reserve such sums as they think proper which, at the               profits to
discretion of the Directors, shall be applicable for any purpose to which the           reserve.
profits of the Company may properly be applied and pending such application may either be employed in the business of the Company or be invested. The Directors may divide the reserve into such special funds as they think fit and may consolidate into one fund any special funds or any parts of any special funds into which the reserve may have been divided. The Directors may also, without placing the same to reserve, carry forward any profits. In carrying sums to reserve and in applying the same the Directors shall comply with the provisions of the Statutes.


                                    DIVIDENDS

123.    The Company may by Ordinary Resolution declare dividends but no such            Dividends.
dividend shall exceed the amount recommended by the Directors.

124.    If and so far as in the opinion of the Directors the profits of the             Interim dividend.
Company justify such payments, the Directors may declare and pay the fixed dividends on any class of shares carrying a fixed dividend expressed to be payable on fixed dates on the half-yearly or other dates prescribed for the payment thereof and may also from time to time declare and pay interim dividends on shares of any class of such amounts and on such dates and in respect of such periods as they think fit.

125.    Unless and to the extent that the rights attached to any shares or the          Apportionment of
terms of issue thereof otherwise provide, all dividends shall (as regards any           dividends.
shares not fully paid throughout the period in respect of which the dividend is paid) be apportioned and paid pro rata according to the amounts paid on the shares during any portion or portions of the period in respect of which the dividend is paid. For the purposes of this Article no amount paid on a share in advance of calls shall be treated as paid on the share.

126.    No dividend shall be paid otherwise than out of profits available for           Dividend payable
distribution under the provisions of the Statutes.                                      only out of
                                                                                        profits.

127.    No dividend or other moneys payable on or in respect of a share shall           Dividend not to
bear interest as against the Company.                                                   bear interest.

128.    (A)     The Directors may retain any dividend or other moneys payable on        Retention of


                                       30


or in respect of a share on which the Company has a lien and may apply the same         dividend.
in or towards satisfaction of the debts, liabilities or engagements in respect of which the lien exists.

        (B) The Directors may retain the dividends payable upon shares in respect of which any person is under the provisions as to the transmission of shares hereinbefore contained entitled to become a member, or which any person is under those provisions entitled to transfer, until such person shall become a member in respect of such shares or shall transfer the same.

129.    The waiver in whole or in part of any dividend on any share by any              Waiver of
document (whether or not under seal) shall be effective only if such document is        dividend.
signed by the shareholder (or the person entitled to the share in consequence of the death or bankruptcy of the holder) and delivered to the Company and if or to the extent that the same is accepted as such or acted upon by the Company.

130.    The Company may upon the recommendation of the Directors by Ordinary            Payment of
Resolution direct payment of a dividend in whole or in part by the distribution         dividend in
of specific assets (and in particular of paid-up shares or debentures of any            specie.
other company) and the Directors shall give effect to such resolution. Where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional certificates, may fix the value for distribution of such specific assets or any part thereof, may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees as may seem expedient to the
Directors.

131.    Any dividend or other moneys payable in cash on or in respect of a share        Dividends
may be paid by cheque or warrant sent through the post to the registered address        payable by
appearing in the Register of Members or (as the case may be) the Depository             cheque or
Register of a member or person entitled thereto (or, if two or more persons are         warrant.
registered in the Register of Members or (as the case may be) entered in the
Depository Register as joint holders of the share or are entitled thereto in consequence of the death or bankruptcy of the holder, to any one of such persons) or to such person at such address as such member or person or persons may by writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to such person as the holder or joint holders or person or persons entitled to the share in consequence of the death or bankruptcy of the holder may direct and payment of the cheque or warrant by the banker upon whom it is drawn shall be a good discharge to the Company. Every such cheque or warrant shall be sent at the risk of the person entitled to the money represented thereby. Notwithstanding the foregoing provisions of this
Article and the provisions of Article 133, the payment by the Company to the
Depository of any dividend payable to a Depositor shall, to the extent of the payment made to the Depository, discharge the Company from any liability to the
Depositor in respect of that payment.

132.    If two or more persons are registered in the Register of Members or (as         Payment of
the case may be) the Depository Register as joint holders of any share, or are          dividend to
entitled jointly to a share in consequence of the death or bankruptcy of the            joint holders.
holder, any one of them may give effectual receipts for any dividend or other moneys

                                       31


payable or property distributable on or in respect of the share.

133.    Any resolution declaring a dividend on shares of any class, whether a           Resolution
resolution of the Company in General Meeting or a resolution of the Directors,          declaring
may specify that the same shall be payable to the persons registered as the             dividends.
holders of such shares in the Register of Members or (as the case may be) the
Depository Register at the close of business on a particular date and thereupon the dividend shall be payable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of such dividend of transferors and transferees of any such shares.


                     CAPITALISATION OF PROFITS AND RESERVES

134.    The Directors may, with the sanction of an Ordinary Resolution of the           Power to
Company, capitalise any sum standing to the credit of any of the Company's              capitalise
reserve accounts (including Share Premium Account, Capital Redemption Reserve           profits and
Fund or other undistributable reserve) or any sum standing to the credit of             implementation
profit and loss account by appropriating such sum to the persons registered as          of resolution to
holders of shares in the Register of Members or (as the case may be) in the             capitalise
Depository Register at the close of business on the date of the Resolution (or          profits.
such other date as may be specified therein or determined as therein provided)
or such other date as may be determined by the Directors in proportion to their then holdings of shares and applying such sum on their behalf in paying up in full unissued shares (or, subject to any special rights previously conferred on any shares or class of shares for the time being issued, unissued shares of any other class not being redeemable shares) for allotment and distribution credited as fully paid up to and amongst them as bonus shares in the proportion aforesaid. The Directors may do all acts and things considered necessary or expedient to give effect to any such capitalisation, with full power to the
Directors to make such provisions as they think fit for any fractional entitlements which would arise on the basis aforesaid (including provisions whereby fractional entitlements are disregarded or the benefit thereof accrues to the Company rather than to the members concerned). The Directors may authorise any person to enter on behalf of all the members interested into an agreement with the Company providing for any such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

135.    In addition and without prejudice to the power to capitalise profits and        Power to
other moneys provided for by Article 134, the Directors shall have power to             capitalise
capitalise any undivided profits or other moneys of the Company not required for        profits for
the payment or provision of the fixed dividend on any shares entitled to fixed          paying up shares
cumulative or non-cumulative preferential dividends (including profits or moneys        to be issued
carried and standing to any reserve or reserves) and to apply such profits or           under share
moneys in paying up in full at par unissued shares on terms that such shares            option scheme.
shall, upon issue, be held by or for the benefit of participants of any share incentive or option scheme or plan implemented by the Company and approved by shareholders in General Meeting in such manner and on such terms as the
Directors shall think fit.

                                       32


                                    ACCOUNTS

136.    Accounting records sufficient to show and explain the Company's                 Accounting
transactions and otherwise complying with the Statutes shall be kept at the             records.
Office, or at such other place as the Directors think fit. No member of the
Company or other person shall have any right of inspecting any account or book or document of the Company except as conferred by statute or ordered by a court of competent jurisdiction or authorised by the Directors.

137.    In accordance with the Statutes, the Directors shall cause to be                Presentation of
prepared and to be laid before the Company in General Meeting such profit and           accounts.
loss accounts, balance sheets, group accounts (if any) and reports as may be necessary. The interval between the close of a financial year of the Company and the issue of accounts relating thereto shall not exceed six months.

138.    A copy of every balance sheet and profit and loss account which is to be        Copies of
laid before a General Meeting of the Company (including every document required         accounts.
by law to be comprised therein or attached or annexed thereto) shall not less than 14 days before the date of the meeting be sent to every member of, and every holder of debentures of, the Company and to every other person who is entitled to receive notices of meetings from the Company under the provisions of the Statutes or of these presents; Provided that this Article shall not require a copy of these documents to be sent to more than one or any joint holders or to any person of whose address the Company is not aware, but any member or holder of debentures to whom a copy of these documents has not been sent shall be entitled to receive a copy free of charge on application at the Office.


                                    AUDITORS

139.    Subject to the provisions of the Statutes, all acts done by any person          Validity of acts
acting as an Auditor shall, as regards all persons dealing in good faith with           of Auditor
the Company, be valid, notwithstanding that there was some defect in his                despite formal
appointment or that he was at the time of his appointment not qualified for             defects.
appointment or subsequently became disqualified.

140.    An Auditor shall be entitled to attend any General Meeting and to               Notices to
receive all notices of and other communications relating to any General Meeting         Auditors.
which any member is entitled to receive and to be heard at any General Meeting on any part of the business of the meeting which concerns him as Auditor.


                                     NOTICES

141.    Any notice or document (including a share certificate) may be served on         Service of
or delivered to any member by the Company either personally or by sending it            notice or
through the post in a prepaid cover addressed to such member at his registered          document.
address appearing in the Register of Members or (as the case may be) the
Depository Register, or (if he has no registered address within Singapore) to the address, if any, within Singapore supplied by him to the Company or (as the case may be) supplied by him to the Depository as his address for the service of notices,

                                       33


or by delivering it to such address as aforesaid. Where a notice or other document is served or sent by post, service or delivery shall be deemed to be effected at the time when the cover containing the same is posted and in proving such service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

142.    Any notice given to that one of the joint holders of a share whose name         Service of
stands first in the Register of Members or (as the case may be) the Depository          notice to joint
Register in respect of the share shall be sufficient notice to all the joint            holders.
holders in their capacity as such. For such purpose a joint holder having no registered address in Singapore and not having supplied an address within
Singapore for the service of notices shall be disregarded.

143.    A person entitled to a share in consequence of the death or bankruptcy          Service of
of a member upon supplying to the Company such evidence as the Directors may            notices after
reasonably require to show his title to the share, and upon supplying also to           death,
the Company or (as the case may be) the Depository an address within Singapore          bankruptcy etc.
for the service of notices, shall be entitled to have served upon or delivered to him at such address any notice or document to which the member but for his death or bankruptcy would have been entitled, and such service or delivery shall for all purposes be deemed a sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share. Save as aforesaid any notice or document delivered or sent by post to or left at the address of any member in pursuance of these presents shall, notwithstanding that such member be then dead or bankrupt or in liquidation, and whether or not the Company shall have notice of his death or bankruptcy or liquidation, be deemed to have been duly served or delivered in respect of any share registered in the name of such member in the Register of
Members or, where such member is a Depositor, entered against his name in the
Depository Register as sole or first-named joint holder.

144.    A member who (having no registered address within Singapore) has not            No notice to
supplied to the Company or (as the case may be) the Depository an address within        member with no
Singapore for the service of notices shall not be entitled to receive notices           registered
from the Company.                                                                       address in
                                                                                        Singapore.

                                   WINDING UP

145.    The Directors shall have power in the name and on behalf of the Company         Voluntary
to present a petition to the court for the Company to be wound up.                      winding up.

146.    If the Company shall be wound up (whether the liquidation is voluntary,         Distribution of
under supervision, or by the court) the Liquidator may, with the authority of a         assets in specie.
Special Resolution, divide among the members in specie or kind the whole or any part of the assets of the Company and whether or not the assets shall consist of property of one kind or shall consist of properties of different kinds, and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may determine how such division shall be carried out as between the members of different classes of members. The Liquidator may, with the like authority, vest any part of the assets in trustees upon such trusts for the

                                       34


benefit of members as the Liquidator with the like authority shall think fit, and the liquidation of the Company may be closed and the Company dissolved, but so that no contributory shall be compelled to accept any shares or other property in respect of which there is a liability.

147.    On a voluntary winding up of the Company, no commission or fee shall be         Liquidators'
paid to a Liquidator without the prior approval of the members in General               commission.
Meeting. The amount of such commission or fee shall be notified to all members not less than seven days prior to the General Meeting at which it is to be considered.

148.    In the event of a winding up of the Company every member of the Company         Service of
who is not for the time being in the Republic of Singapore shall be bound,              notice after
within fourteen days after the passing of an effective resolution to wind up the        winding up.
Company voluntarily, or within the like period after the making of an order for the winding up of the Company, to serve notice in writing on the Company appointing some householder in the Republic of Singapore upon whom all summonses, notices, processes, orders and judgments in relation to or under the winding up of the Company may be served, and in default of such nomination the liquidator of the Company shall be at liberty on behalf of such member to appoint some such person, and service upon any such appointee shall be deemed to be a good personal service on such member for all purposes, and where the liquidator makes any such appointment he shall, with all convenient speed, give notice thereof to such member by advertisement in any leading daily newspaper in the English language in circulation in Singapore or by a registered letter sent through the post and addressed to such member at his address as appearing in the
Register of Members or (as the case may be) the Depository Register, and such notice shall be deemed to be served on the day following that on which the advertisement appears or the letter is posted.


                                    INDEMNITY

149.    Subject to the provisions of and so far as may be permitted by the              Indemnity of
Statutes, every Director, Auditor, Secretary or other officer of the Company            Directors and
shall be entitled to be indemnified by the Company against all costs, charges,          office.
losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company. Without prejudice to the generality of the foregoing, no
Director, Manager, Secretary or other officer of the Company shall be liable for the acts, receipts, neglects or defaults of any other Director or officer or for joining in any receipt or other act for conformity or for any loss or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Directors for or on behalf of the Company or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Company shall be invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any moneys, securities or effects shall be deposited or left or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto unless the

                                       35


same shall happen through his own negligence, wilful default, breach of duty or breach of trust.


                                     SECRECY

150.    No member shall be entitled to require discovery of or any information          Secrecy.
respecting any detail of the Company's trade or any matter which may be in the nature of a trade secret, mystery of trade or secret process which may relate to the conduct of the business of the Company and which in the opinion of the
Directors it will be inexpedient in the interest of the members of the Company to communicate to the public save as may be authorised by law.